SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27610	11-2882328
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio (Address of principal executive offices)	45236 (Zip Code)

(513) 792-9292
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, LCA-Vision Inc. issued a press release to report 2004 first quarter financial results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.
/s/ Alan H. Buckey Alan H. Buckey Executive Vice President/Finance and Chief Financial Officer
Date:	April 27, 2004